Simplify Volt RoboCar Disruption and Tech ETF

VCAR

(a series Simplify Exchange Traded Funds)

Supplement dated September 29, 2023, to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated October 28, 2022, and previously supplemented August 29, 2023.

A previous supplement dated August 29, 2023, described various planned changes to the Fund including: (i) a change to the Fund’s name, (ii) discontinuance of the Fund’s 80% investment policy, (iii) a change of the exchange on which the Fund would trade, (iv) a change in the Fund’s ticker symbol, as well as (v) a change to the focus of the Fund’s investment strategy. These changes have been delayed until further notice.

Shareholders should disregard these previously proposed changes until further notice.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (855) 722-8488.

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This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated October 28, 2022, and the prior supplement dated August 29, 2023, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectuses, the Statement of Additional Information and prior supplement have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.